UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

Khosla Ventures Acquisition Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40131	85-1488707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Khosla Ventures Acquisition Co. (“KVSA”) is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On June 9, 2021, KVSA entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Valo Health, Inc., a Delaware corporation (“Valo”), Valo Health, LLC, a Delaware limited liability company (“Valo Holdco” and, together with Valo, the “Valo Parties”) and Killington Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of KVSA (“Merger Sub”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) no later than one business day prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”) and subject to the conditions of the Merger Agreement, Valo Holdco and Valo shall consummate the Pre-Closing Restructuring (as defined in the Merger Agreement), pursuant to which, amongst other things, Valo Holdco will, in accordance with the Delaware General Corporation Law (the “DGCL”) and the Delaware Limited Liability Company Act, merge with and into Valo, with Valo being the surviving corporation and, after giving effect to such merger, the former holders of all of the outstanding Valo Holdco Units (as defined in the Merger Agreement) will collectively own all of the outstanding shares of Valo common stock;

(ii) at the Closing, upon the terms and subject to the conditions of the Merger Agreement, in accordance with the DGCL, Merger Sub will merge with and into Valo, the separate corporate existence of Merger Sub will cease and Valo will be the surviving corporation and a wholly owned subsidiary of KVSA (the “Merger”);

(iii) as a result of the Merger, among other things, all outstanding shares of capital stock of Valo will be canceled in exchange for the right to receive, in the aggregate, 225,000,000 shares of KVSA Class A common stock, par value $0.0001 per shares (“KVSA Common Stock”) (including those shares that underlie equity awards), reduced for the shares underlying outstanding equity awards of KVSA that are issued in exchange for all outstanding equity awards of Valo; and

(iv) upon the effective time of the Business Combination, KVSA will immediately be renamed “Valo Health, Inc.”

The Board of Directors of KVSA (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of KVSA.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the stockholders of KVSA and equityholders of Valo and Valo Holdco, (ii) effectiveness of the proxy statement / registration statement on Form S-4 to be filed by KVSA in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) receipt of approval for listing on the Nasdaq Stock Market the shares of KVSA Common Stock to be issued in connection with the Merger, (v) that KVSA have at least $5,000,001 of net tangible assets upon Closing (vi) the absence of any injunctions enjoining or prohibiting the Merger, and (vii) the completion of the Pre-Closing Restructuring no later than one business day prior to the Closing.

Other conditions to Valo’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the Anti-Dilution Waiver (as defined below) being in full force and effect, and (ii) the amount of (x) cash available in the trust account into which substantially all of the proceeds of KVSA’s initial public offering and private placements of its common stock have been deposited for the benefit of KVSA, certain of its public stockholders and the underwriters of KVSA’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy KVSA’s obligations to its stockholders (if any) that exercise their rights to redeem their KVSA Common Stock pursuant to the KVSA’s existing constitutional documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of KVSA, Valo or their respective affiliates) (the “Trust Amount”) plus (y) the aggregate amount of cash received in connection with the PIPE Investment (as defined below), plus (z) the aggregate amount of cash that has been funded to KVSA pursuant to that certain forward purchase agreement, dated March 3, 2021, between KVSA and the Sponsor (as defined below) is at least equal to or greater than $450,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) the Valo Parties to prepare and deliver to KVSA certain audited and unaudited consolidated financial statements of Valo, (iv) KVSA to prepare and file a proxy statement/registration statement on Form S-4 and take certain other actions to obtain the requisite approval of KVSA stockholders of certain proposals regarding the Business Combination and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies and to consummate the Merger.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by KVSA, Merger Sub, and the Valo Parties. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

KVSA Change in Recommendation

KVSA is required to include in the proxy statement/registration statement on Form S-4 the recommendation of KVSA’s board of directors to KVSA’s stockholders that they approve the transaction proposals set forth in the Merger Agreement, including the Merger (the “KVSA Board Recommendation”). KVSA is not permitted to change the KVSA Board Recommendation (such change, a “Change in Recommendation”) unless, as a result of an unforeseeable intervening event that materially and adversely impacts the Valo Parties (subject to certain exceptions), it determines in good faith, after consultation with its outside legal counsel, that the failure to make such a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of KVSA and the Valo Parties, (ii) by the Valo Parties, if there is a Modification in Recommendation (as defined in the Merger Agreement), and (iii) by either KVSA or the Valo Parties in certain other circumstances set forth in the Merger Agreement, including (a) if certain approvals of the stockholders of KVSA, to the extent required under the Merger Agreement, are not obtained as set forth therein (b) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (c) in the event of certain uncured breaches by the other party or (d) if the Closing has not occurred on or before December 9, 2021, the date that is 6 months after the date of the Merger Agreement.

Certain Related Agreements

Subscription Agreements

On June 9, 2021, concurrently with the execution of the Merger Agreement, KVSA entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for approximately 16.85 million shares of KVSA Common Stock for an aggregate purchase price equal to $168.5 million (the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, KVSA is required to no later than 30 calendar days following the Closing, submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, KVSA is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the Closing if the SEC notifies the Company that it will “review” the registration statement) and (ii) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (a) the date the PIPE Investors no longer hold any registrable shares, (b) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 and (c) two years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (i) such date and time as the Merger Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the parties to such Subscription Agreement; (iii) if any of the conditions to closing set forth in such Subscription Agreements are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreements fail to occur; and (iv) at the election of the investor, December 3, 2021, if the Closing has not occurred on or before such date.

Sponsor Vesting Agreement

On June 9, 2021, the Khosla Ventures SPAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”) entered into the Sponsor Vesting Agreement (the “Sponsor Vesting Agreement”) with KVSA and the Valo Parties, pursuant to which the parties thereto agreed to, among other things, certain vesting terms with respect to the shares of KVSA Common Stock issuable upon conversion of the KVSA Class K common stock beneficially owned by the Sponsor as of the Closing on the terms and subject to the conditions set forth in the Sponsor Vesting Agreement, which vesting terms will be substantially the same as those set forth in KVSA’s Second Amended and Restated Certificate of Incorporation, as previously filed by KVSA as Exhibit 3.1 to its Current Report on Form 8-K filed on March 9, 2021.

Sponsor Support Agreement

On June 9, 2021, the Sponsor entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) with KVSA, the Valo Parties and the other parties thereto, pursuant to which the Sponsor and each director and officer of KVSA agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby and (ii) waive any anti-dilution adjustments as to the ratio by which their shares of Class K common stock and Class B common stock convert into shares of Class A Common Stock (the “Anti-Dilution Waiver”), in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Member Support Agreement

On June 9, 2021, certain equityholders and each director and executive officer of Valo Holdco entered into the Member Support Agreement (the “Member Support Agreement”) with KVSA, Valo, Valo Holdco and the other parties thereto, pursuant to which the certain equityholders and each director and executive officer of Valo Holdco agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Member Support Agreement.

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, KVSA, the Sponsor, certain stockholders of Valo and certain of their respective affiliates, as applicable, and the other parties thereto, will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which KVSA will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of KVSA Common Stock and other equity securities of KVSA that are held by the parties thereto from time to time.

At the Closing, KVSA and certain Valo equityholders (the “Valo Holders”) will enter into a Lock-Up Agreement (the “Valo Holders Lock-Up Agreement”). The Valo Holders Lock-Up Agreement contains certain restrictions on transfer with respect to shares of KVSA Common Stock held by the Valo Holders immediately following the Closing (other than shares purchased in the public market or in the PIPE Investment) and the shares of KVSA Common Stock issuable to directors and executive officers of the combined company upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of awards of Valo outstanding immediately prior to the Closing (the “Valo Holders Lock-up Shares”). Such restrictions begin at the Closing and end on the date that is 180 days after the Closing. If, after Closing, KVSA completes a transaction that results in a change of control, the Valo Holders Lock-up Shares are released from restriction immediately prior to such change of control.

Also at the Closing, the Sponsor and certain affiliated individuals (the “Sponsor Holders”) will enter into a Lock-Up Agreement (the “Sponsor Holders Lock-Up Agreement”). The Sponsor Holders Lock-Up Agreement contains certain restrictions on transfer with respect to shares of KVSA Common Stock held by the Sponsor Holders immediately following the Closing (other than shares purchased in the public market, but including shares purchased in the PIPE Investment) (the “Sponsor Holders Lock-up Shares”). Such restrictions begin at the Closing and end on the date that is one year after the Closing, subject to earlier release after 180 days if certain closing trading price milestones are achieved. If, after Closing, KVSA completes a transaction that results in a change of control, the Sponsor Holders Lock-up Shares are released from restriction immediately prior to such change of control.

The foregoing description of the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, the form of Subscription Agreement, the Sponsor Vesting Agreement the Sponsor Support Agreement and the Member Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about KVSA or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement, the Member Support Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement, as applicable, which subsequent information may or may not be fully reflected in the KVSA’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of KVSA Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On June 9, 2021, KVSA and Valo issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation, dated as of June 9, 2021, for use by KVSA in meetings with certain of its stockholders as well as other persons with respect to KVSA’s proposed transaction with Valo, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated herein by reference are supplemental slides to the investor presentation for use by KVSA in meetings with certain of its stockholders as well as other persons with respect to KVSA’s proposed transaction with Valo, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.4 and incorporated herein by reference is the transcript of the NetRoadshow presentation for use by KVSA in meetings with certain of its stockholders as well as other persons with respect to KVSA’s proposed transaction with Valo, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of KVSA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between KVSA and Valo. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. KVSA intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of KVSA, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all KVSA stockholders. KVSA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVSA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVSA through the website maintained by the SEC at www.sec.gov.

The documents filed by KVSA with the SEC also may be obtained free of charge at KVSA’s website at https://khoslaventuresacquisitionco.com/kvsa.

Participants in Solicitation

KVSA and Valo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KVSA’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of KVSA and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KVSA, the combined company or Valo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between KVSA and Valo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of KVSA’s securities, (ii) the risk that the transaction may not be completed by KVSA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by KVSA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of KVSA, the satisfaction of the minimum trust account amount following redemptions by KVSA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Valo’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Valo and potential difficulties in Valo employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Valo or against KVSA related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of KVSA’s securities on a national securities exchange, (xi) the price of KVSA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which KVSA plans to operate or Valo operates, variations in operating performance across competitors, changes in laws and regulations affecting KVSA’s or Valo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of KVSA’s registration on Form S-1 (File No. 333-253096), the registration statement on Form S-4 discussed above and other documents filed by KVSA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and KVSA and Valo assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither KVSA nor Valo gives any assurance that either KVSA or Valo or the combined company will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 9, 2021

10.1	Form of Subscription Agreement

10.2	Sponsor Vesting Agreement, dated as of June 9, 2021

10.3	Sponsor Support Agreement, dated as of June 9, 2021

10.4	Member Support Agreement, dated as of June 9, 2021

99.1	Press Release, dated as of June 9, 2021

99.2	Investor Presentation, dated as of June 9, 2021

99.3	Supplemental Slides to Investor Presentation

99.4	Transcript of NetRoadshow Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: June 9, 2021	By:	/s/ Peter Buckland
		Name:	Peter Buckland
		Title:	Chief Financial Officer